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                                                  Exhibit 10.11.4


                         April 30, 1996



O'Brien (Newark) Cogeneration, Inc.
O'Brien (Parlin) Cogeneration, Inc.
1221 Nicollet Mall
Suite 700
Minneapolis, Minnesota  55403

          Re: Amended and Restated Agreement for Purchase and Sale of Electric Power (the "Parlin PPA") between O'Brien (Parlin) Cogeneration, Inc. ("Parlin") and Jersey Central Power & Light Company ("JCP&L") and the Third Amendment to Power Purchase Agreement ("Newark Third Amendment") between O'Brien (Newark) Cogeneration, Inc. ("Newark") and JCP&L

Gentlemen:

     Please refer to the above-referenced Parlin PPA and Newark Third Amendment and to the Other of Approval dated April 29, 1996 in docket numbers EM8804-396 and EM88121345, of the State of New Jersey Board of Public Utilities (the "BPU Approval"), a copy of which is attached hereto.

     This letter is to confirm our mutual understanding and agreement that, the BPU Approval having been received, executed signature pages to the Third Amendment and the Parlin PPA having been exchanged, the bankruptcy court order approving the NRG Plan (as defined in the Parlin PPA and the Newark Third Amendment) having been entered on February 23, 1996 and the gas supply agreement between JCP&L and Public Service Electric and Gas Company having been entered into and approved by the New Jersey Board of Public Utilities, air conditions precedent to the Newark Third Amendment and the Parlin PPA have been satisfied and the Parlin PPA and the Newark Third Amendment have become effective as of April 30, 1996.

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     If the foregoing accurately sets forth our agreement, please so indicate by executing this letter in the space provided below and sending it to us by facsimile transmitter.


                              JERSEY CENTRAL POWER & LIGHT
                              COMPANY

                              By:         /s/ M.P. Morrell
                                   Name:  Michael P. Morrell
                                   Title: Vice President

AGREED:

O'BRIEN (NEWARK) COGENERATION,
INC.


By:  /s/ Leonard Bluhm
     Leonard A. Bluhm
     President


O'BRIEN (PARLIN) COGNERATION,
INC.


By:  /s/ Leonard Bluhm
     Leonard A. Bluhm
     President